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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                ---------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported): October 29, 1997
                                                  (October 14, 1997)
                                                 ------------------------------

                            THE MARQUEE GROUP, INC.
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              (Exact name of registrant as specified in charter)



       Delaware                       0-21711                   13-3878295
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(State or Other Jurisdiction   (Commission File No.)        (IRS Employer
    of Incorporation)                                       Identification No.)

888 Seventh Avenue 37th Floor, New York, New York                 10019
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 728-2000
                                                   ----------------------------


                                      N/A
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        (Former name or former address, if changed since last report)





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ITEM 2.           ACQUISITIONS OR DISPOSITIONS OF ASSETS

Acquisition of ProServ

         On October 14, 1997, The Marquee Group, Inc. (the "Company") consummated its acquisition of all of the outstanding stock of ProServ, Inc. and ProServ Television, Inc. (collectively, "ProServ"), an established provider of international sports event management, television production, marketing and consulting services (the "ProServ Acquisition"). The aggregate purchase price for ProServ was approximately $10.8 million in cash and 250,000 shares of the Company's common stock. The shares of ProServ were purchased from Donald Dell, the chairman and chief executive officer of ProServ, William Allard, the president and chief operating officer of ProServ, and certain other shareholders. The Company also repaid approximately $2.4 million of the outstanding indebtedness of ProServ. The Company used a portion of the proceeds of its public offering, which was consummated on the same date (the "Offering"), to finance the acquisition of ProServ and the repayment of such debt.

         In connection with the ProServ Acquisition, the Company entered into employment agreements with Mr. Dell, Mr. Allard, and certain other officers of ProServ, and appointed Mr. Dell and Mr. Allard to the Company's Board of Directors. Mr. Dell's employment agreement provides that he will serve as the chairman and chief executive officer of ProServ for an initial term of three years, subject to extension under certain circumstances, for an annual base salary of not less than $300,000 plus certain incentive based bonuses. Mr. Allard's employment agreement provides that he will serve as president, chief operating officer and managing director of ProServ through December 31, 2000 for an annual base salary of $300,000 plus certain incentive based bonuses.

Acquisition of QBQ

         On October 14, 1997, the Company also consummated its acquisition of substantially all of the assets of QBQ Entertainment, Inc. ("QBQ"), a company that books tours and appearances for a variety of entertainers (the "QBQ Acquisition"). The aggregate purchase price for QBQ was approximately $3.1 million in cash, $1.6 million in annual installments payable over eight years and up to $2.5 million payable in shares of Common Stock, of which shares relating to $500,000 are held in escrow and subject to forfeiture if certain financial performance tests are not met.

         In connection with the QBQ Acquisition, the Company entered into an employment agreement with Dennis Arfa, who was the founder, chief executive officer and sole shareholder of QBQ. Mr. Arfa's employment agreement provides that he will serve as chairman, president and chief executive officer of QBQ through October 1, 2002 for an annual base salary of not less than $200,000 plus certain incentive based bonuses.

ITEM 5.           OTHER EVENTS

Consummation of Public Offering

         On October 14, 1997, the Company consummated its public offering of
7.5 million shares of the Company's common stock, par value $0.01 per share, at $5.00 per share. The net proceeds to the Company after deducting the underwriting discount and commissions and other expenses of the Offering was approximately $34.4 million. The Offering was underwritten by Prudential Securities Incorporated and Cowen & Company pursuant to an Underwriting Agreement among the Company and Prudential Securities Incorporated and Cowen & Company, as representatives of the underwriters, dated October 7, 1997.

Repayment of Bridge Facility with Huff

         On October 14, 1997, the Company used a portion of the proceeds from the Offering to repay approximately $10.6 million of borrowings, including accrued interest, pursuant to a loan agreement with The Huff Alternative Income Fund, L.P. (the "Bridge Facility"). The Company's borrowings under the Bridge Facility were made in order to fund the purchase of approximately 4.0 million of the Company's outstanding warrants in the Company's recently completed tender offer.



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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                  EXHIBITS

(a)      Financial Statements of Business Acquired.

         (1) The following financial statements and related documents of ProServ are incorporated herein by reference to the Company's Final Prospectus (File No. 333-1879), filed with the Securities and Exchange Commission on October 8, 1997 under Rule 424(b)(4):

         Report of Independent Accountants;
         Consolidated Balance Sheets as of December 31, 1996 and June 30, 1997
                  (unaudited);
         Consolidated Statements of Operations for the three years ended
                  December 31, 1996 and 1995 and for the six months ended June 30, 1997 and 1996 (unaudited);
         Consolidated Statements of Stockholders' Equity/(Deficit) for the years ended December 31, 1996 and 1995 and for the six months ended June 30, 1997 and 1996 (unaudited);
         Consolidated Statements of Cash Flows for the years ended December
                  31, 1996 and 1995 and for the six months ended June 30, 1997 and 1996 (unaudited); and
         Notes to Consolidated Financial Statements.

         (2) The following financial statements and related documents of QBQ are incorporated herein by reference to the Company's Final Prospectus (File No. 333-1879), filed with the Securities and Exchange Commission on October 8, 1997 under Rule 424(b)(4):

         Report of Independent Accountants;
         Balance Sheets as of December 31, 1996 and June 30, 1997 (unaudited); Statements of Operations for the years ended December 31, 1996 and
                  1995 and for the six months ended June 30, 1997 and 1996 (unaudited);
         Statements of Stockholder's Equity (Deficiency) for the years ended
                  December 31, 1996 and 1995 and the six months ended June 30, 1997 (unaudited);
         Statements of Cash Flows for the years ended December 31, 1996 and 1995 and for the six months ended June 30, 1997 and 1996 (unaudited); and
         Notes to Consolidated Financial Statements.

(b)      Pro Forma Financial Information.

         The following pro forma financial information relating to the ProServ Acquisition and the QBQ Acquisition is incorporated herein by reference to the Company's Final Prospectus (File No. 333-1879), filed with the Securities and Exchange Commission on October 8, 1997 under Rule 424(b)(4):

         Unaudited Pro Forma Condensed Combined Statement of Operations Year Ended December 31, 1996; Unaudited Pro Forma Condensed Combined Statement of Operations Six Months Ended June 30, 1997; and Unaudited Pro Forma Condensed Combined Balance Sheet June 30, 1997.


(c)      Exhibits.

10.1 Underwriting Agreement, dated October 7, 1997, among The Marquee Group, Inc. and Prudential Securities Incorporated and Cowen & Company, as Representatives of the several underwriters.

10.2 Employment Agreement, dated October 14, 1997, between The Marquee Group, Inc. and Donald Dell.

10.3 Employment Agreement, dated July 18, 1997, between The Marquee Group, Inc. and William Allard.

10.4 Employment Agreement, dated October 14, 1997, between The Marquee Group, Inc. and Dennis Arfa.

10.5     Press Release, dated October 14, 1997.


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99.1     Financial Statements of ProServ, Inc. and subsidiaries (incorporated herein by reference to The Marquee Group, Inc.'s Final Prospectus (File No. 333-1879) filed with the Securities and Exchange Commission on October 8, 1997 under Rule 424(b)(4)).

99.2 Financial Statements of QBQ Entertainment, Inc. (incorporated herein by reference to The Marquee Group, Inc.'s Final Prospectus (File No. 333-1879) filed with the Securities and Exchange Commission on October 8, 1997 under Rule 424(b)(4)).

99.3 Pro Forma Financial Information (incorporated herein by reference to The Marquee Group, Inc.'s Final Prospectus (File No. 333-1879) filed with the Securities and Exchange Commission on October 8, 1997 under Rule 424(b)(4)).

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                               THE MARQUEE GROUP, INC.



                                               By:    /s/ Jan E. Chason
                                                  -----------------------------
                                               Name: Jan E. Chason
                                               Title: Chief Financial Officer
                                                      and Treasurer


Date:    October 29, 1997



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